Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA Legg Mason Tactical Opportunities Portfolio

(the “Portfolio”)

Supplement dated August 23, 2019

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2019, as supplemented and amended to date

Effective August 30, 2019, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Legg Mason Tactical Opportunities Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers” the information under “QS Investors” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since

Thomas Picciochi, CAIA Head of Multi-Asset Portfolio Management	2017
Lisa Wang, CFA, Portfolio Manager	2019

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the second paragraph under “QS Investors, LLC (QS Investors)” is deleted in its entirety and replaced with the following:

The SA Legg Mason Tactical Opportunities Portfolio is managed by Thomas Picciochi, CAIA (Chartered Alternative Investment Analyst) and Lisa Wang, CFA. Thomas Picciochi, CAIA, serves as a Portfolio Manager and Head of Multi-Asset Portfolio Management of QS Investors. Mr. Picciochi has been responsible for multi-asset portfolio management and trading at QS Investors since 2010. Ms. Wang has been part of the multi-asset portfolio management team at QS Investors since 2014.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-LMT1 (08/19)